Exhibit 10.1

NAME OF SUBSCRIBER:

TO:                  QUAINT OAK BANCORP, INC.

                 501 KNOWLES AVENUE

                 SOUTHAMPTON, PENNSYLVANIA 18968

                 ATTENTION: ROBERT T. STRONG, PRESIDENT AND CHIEF EXECUTIVE OFFICER

FORM OF SUBSCRIPTION AGREEMENT

SECTION 1.

1.1         Subscription.

The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the principal amount of 8.50% Fixed Rate Subordinated Notes due 2025 (the “Notes”) of Quaint Oak Bancorp, Inc., a Pennsylvania corporation (the “Company”), indicated on page 8 hereof, on the terms and conditions described herein, in the form of Note attached hereto as Exhibit A and in the Investor Presentation, dated March 2023, a copy of which has been received by the undersigned (each, an “Investor”).

The Company is offering for sale up to three million dollars ($3,000,000) aggregate principal amount of Notes. The Notes are being offered to certain existing shareholders of the Company and selected members of the general public who, in each case, are “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Investors who wish to purchase Notes must subscribe for a minimum of five hundred thousand dollars ($500,000) principal amount of Notes. The Company reserves the right, in its sole discretion, to change or waive the purchase limitations.

In order to complete this Subscription Agreement (the “Subscription Agreement”), each Investor must do the following:

●	Complete Section 3 and confirm that all of the representations and warranties of the Investor in Section 3 are true and correct by executing this Subscription Agreement;

●	Complete page 8 regarding the principal amount of Notes subscribed for, the method of payment, and the name and manner in which title is to be held; and

●	Complete and sign page 9.

1.2         Purchase of Notes.

The undersigned understands and acknowledges that the subscription price for the Notes shall be equal to the principal amount of Notes purchased. Payment for the Notes shall be by bank check, money order or wire transfer, in each case only in accordance with the instructions of the Company, together with an executed copy of this Subscription Agreement and any other required documents.

SECTION 2.

2.1         Acceptance or Rejection.

(a)         The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Notes in whole or part, if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing (as defined below), notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned’s subscription.

(b)         The undersigned understands and agrees that subscriptions are irrevocable.

(c)         In the event of rejection of this subscription, or in the event the sale of the Notes subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned.

2.2.         Subordination. The Notes shall be subordinated in accordance with the subordination provisions set forth therein.

2.3.         Maturity Date. On March 15, 2025 (the “Maturity Date”), the Company shall repay in full all sums due and owing under this Agreement and the Subordinated Notes. The Company acknowledges and agrees that the Investors have not made any commitments, either express or implied, to extend the term of the Notes past their Maturity Date, and such term shall not be extended beyond the Maturity Date unless the Company and the Investors hereafter specifically otherwise agree in writing.

2.4.         Unsecured Obligations. The obligations of the Company to the Investors under the Notes and this Subscription Agreement shall be unsecured.

2.5.         The Closing. The closing of the sale and purchase of the Notes (the “Closing”) shall occur at a time and place to be determined by the Company (the “Closing Date”).

2.6.         Payments. The Company and the Investors agree that matters concerning payments and application of payments shall be as set forth in this Subscription Agreement and in the Notes.

2.7.         No Right of Offset. Each Investor hereby expressly waives any right of offset it may have against the Company or any of its subsidiaries.

2.8.         Use of Proceeds. The Company shall use the net proceeds from the sale of Notes for general corporate purposes.

SECTION 3.

3.1         Investor Representations and Warranties.

The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)         The undersigned is acquiring the Notes for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Notes. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Notes for which the undersigned is subscribing.

(b)         The undersigned has full power and authority to enter into this Subscription Agreement, the execution and delivery of this Subscription Agreement has been duly authorized, if applicable, and this Subscription Agreement constitutes a valid and legally binding obligation of the undersigned.

(c)          The undersigned acknowledges his understanding that the offering and sale of the Notes is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to and agrees with the Company and its affiliates as follows:

(i)         The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Notes for a fixed or determinable period in the future, or for a rise in the value of the Notes, or for sale if the Notes do not rise in value. The undersigned does not have any such intention;

(ii)         The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; and

(iii)         The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Notes. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Notes.

(d)         The undersigned is an accredited investor because the undersigned falls within at least one of the following categories.

(i)         Applicable to individuals or self-directed individual retirement accounts ONLY. Please answer the following questions concerning your financial condition as an “accredited investor” (within the meaning of Rule 501 of Regulation D). If the undersigned is more than one individual, each individual must initial an answer where the question indicates a “yes” or “no” response and must answer any other question fully, indicating to which individual it applies. If the undersigned is purchasing jointly with his or her spouse, one answer may be indicated for the couple as a whole:

          (A)         Your net worth* (or joint net worth with your spouse) exceeds $1,000,000?

                ___   ___

                           Yes   No

(B)                  You have an individual income** in excess of $200,000 or joint income together with your spouse in excess of $300,000 in each of the two most recent years (2022 and 2021) and you reasonably expect to reach the same income level in the current year (2023)?

                ___   ___

                              Yes    No

          (C)       You are an executive officer or director of the Company?

                ___   ___

                              Yes   No

 (D)         If purchasing through a self-directed individual retirement account (“IRA”), respond to the following matters:

(i) Confirm that you are not an officer or director of the Company:

                    ___     ___

                       Yes      No

(ii) Confirm that you own less than 10.0% of the Company’s issued and outstanding shares of common stock:

                    ___      ___

                       Yes       No

(iii) Confirm that the IRA is not held at the Company or at its wholly owned subsidiary, Quaint Oak Bank:

                   ___     ___

                      Yes      No

*For purposes hereof “net worth” shall be deemed to include your assets, liquid or illiquid (including such items as property, furnishings, automobile and restricted securities, but NOT including the value or equity of your primary residence) MINUS any liabilities (including such items as debts and other liabilities). Your primary residence shall not be included as an asset. Indebtedness that is secured by your primary residence, up to its estimated fair market value at the time of the purchase of the Notes, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the purchase of the Notes exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability). Further, indebtedness that is secured by your primary residence in excess of the estimated fair market value of the primary residence at the time of purchase of the Notes shall be included as a liability.

**For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

(ii)         Applicable to corporations, partnerships and other entities ONLY:

The undersigned is an accredited investor because the undersigned falls within at least one of the following categories (Check all appropriate lines):

_______ (A)         a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

_______ (B)         a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

_______ (C)         an insurance company as defined in Section 2(13) of the Securities Act;

_______ (D)         an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Act”), or a business development company as defined in Section 2(a)(48) of the Investment Act;

_______ (E)         a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

_______ (F)         a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;

_______ (G)         an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (the “Employee Act”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000 or a self-directed plan the investment decisions of which are made solely by persons that are accredited investors;

_______ (H)         a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

_______ (I)         an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_______ (J)         a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act;

_______ (K)         an entity in which all of the equity owners are accredited investors; or

_______ (L)         an entity of a type not listed in Items (A) through (K) not formed for the specific purpose of acquiring the notes and such entity has more than $5,000,000 in investments.

Describe entity ____________________________________________________________.

(e)         The undersigned:

(i)                  Has been furnished with the Risk Factors attached hereto as Exhibit B and the Investor Presentation and any documents which may have been made available upon request for a reasonable time prior to the date hereof, and the undersigned has carefully read Exhibit B hereto and the Investor Presentation and understands and has evaluated the risks of an investment in the Notes;

(ii)                  Has been provided an opportunity for a reasonable time prior to the date hereof to obtain additional information concerning the offering of the Notes, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

(iii)         Has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the Notes and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information contained in the Investor Presentation or that which was otherwise provided in order for him to evaluate the merits and risks of purchase of the Notes to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

(iv)         Has not been furnished with any material oral representation or oral information in connection with the offering of the Notes which is not contained in the Risk Factors or Investor Presentation; and

(v)                  Has determined that the Notes are a suitable investment for the undersigned and that at this time the undersigned could bear a complete loss of such investment.

(f)         The undersigned is not relying on the Company or its affiliates with respect to economic considerations involved in this investment.

(g)         The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the Notes without registration under the Securities Act or an exemption therefrom and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, the Notes have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. In particular, the undersigned is aware and acknowledges that the Notes are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.

The undersigned also understands that the Company is under no obligation to register the Notes on his behalf or to assist him in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned further understands that sales or transfers of the Notes are further restricted by state securities laws and the provisions of this Agreement.

(h)         No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, in the Risk Factors and in the Investor Presentation, and in subscribing for Notes the undersigned is not relying upon any representations other than those contained herein or in the Investor Presentation.

(i)         Any information which the undersigned has heretofore furnished to the Company with respect to his financial position and business experience is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information he will immediately furnish such revised or corrected information to the Company.

(j)         The undersigned understands and agrees that the certificates for the Notes shall bear the following legend until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with a registration statement; or (ii) in the opinion of counsel for the Company or other counsel reasonably acceptable to the Company, such securities may be sold without registration under the Securities Act as well as any applicable “Blue Sky” or state securities laws:

THIS SUBORDINATED NOTE MAY BE SOLD ONLY IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SUBORDINATED NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(k)         The undersigned understands that an investment in the Notes may be a speculative investment which involves a high degree of risk of loss of his entire investment.

(l)         The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Notes will not cause such overall commitment to become excessive.

(m)         The undersigned consents to the placing of legends and stop-transfer orders with the transfer agent of the Company’s securities with respect to any of such securities registered in the name of the undersigned or beneficially owned by the undersigned.

(n)         The foregoing representations, warranties and agreements shall survive the execution and delivery of this Subscription Agreement and the Closing.

SECTION 4.

4.1    Indemnity.

The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

4.2         Modification.

Neither this Subscription Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

4.3         Notices.

Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

4.4         Counterparts.

This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

4.5         Binding Effect.

Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

4.6         Entire Agreement.

This Subscription Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

4.7         Assignability.

This Subscription Agreement is not transferable or assignable by the undersigned.

4.8         Applicable Law.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to conflicts of law principles.

4.9         Pronouns.

The use herein of the masculine pronouns “him” or “his” or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the ___ day of March, 2023.

(Principal Amount of Notes Subscribed For)

Method of payment (Please check one):

☐   Wire Transfer           ☐     Bank Check              ☐    Money Order

Manner in which Title is to be held (Please check one):

1.	Individual	7.	Trust/Estate/Pension or Profit Sharing Plan Date Opened:
2.	Joint Tenants with Right of Survivorship	8.	As a Custodian for _______________________ Under the Uniform Gift to Minors Act of the State of _______________________
3.	Community Property	9.	Married with Separate Property
4.	Tenants in Common	10.	Keogh
5.	Corporation/Partnership/ Limited Liability Company	11.	Tenants by the Entirety
6.	IRA

INDIVIDUAL SUBSCRIBERS MUST ALSO COMPLETE PAGE 9.

EXECUTION BY INDIVIDUALS

Exact Name in Which Title is to be Held

Name (Please Print)

Residence: Number and Street

City, State and Zip Code

Social Security Number

(Signature(s))

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.

COMPANY USE ONLY

ACCEPTED this ___ day of March, 2023 on behalf of Quaint Oak Bancorp, Inc.

By:
Name:	Robert T. Strong
Title:	President and Chief Executive Officer